UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2017

Annaly Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13447 (Commission File Number)	22-3479661 (IRS Employer Identification No.)

1211 Avenue of the Americas New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code: (212) 696-0100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                          Regulation FD Disclosure

On July 26, 2017, Annaly Capital Management, Inc. (the "Company") issued a press release (the "Press Release") announcing the redemption of its issued and outstanding 7.875% Series A Cumulative Redeemable Preferred Stock.  A copy of the Press Release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The Press Release is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)        Exhibits

99.1                                Press Release, dated July 26, 2017.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

Date: July 26, 2017	By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Chief Financial Officer

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